UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2019, Henry Schein, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered: (1) the election of fifteen directors of the Company for terms expiring in 2020; (2) a proposal to consider approval, by non-binding vote, of the 2018 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); and (3) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The fifteen directors were elected based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Barry J. Alperin	122,148,403	8,728,613	123,655	7,678,233
Gerald A. Benjamin	127,941,340	2,961,265	98,066	7,678,233
Stanley M. Bergman	124,669,477	6,188,917	142,277	7,678,233
James P. Breslawski	127,943,864	2,957,058	99,749	7,678,233
Paul Brons	127,636,388	3,240,593	123,690	7,678,233
Shira Goodman	130,450,873	430,399	119,399	7,678,233
Joseph L. Herring	130,594,378	282,928	123,365	7,678,233
Kurt P. Kuehn	130,644,874	231,687	124,110	7,678,233
Philip A. Laskawy	119,997,019	10,772,939	230,713	7,678,233
Anne H. Margulies	130,817,938	64,456	118,277	7,678,233
Mark E. Mlotek	127,942,104	2,956,046	102,521	7,678,233
Steven Paladino	115,881,957	15,018,561	100,153	7,678,233
Carol Raphael	130,538,827	345,221	116,623	7,678,233
E. Dianne Rekow, DDS, Ph.D.	130,548,073	337,343	115,255	7,678,233
Bradley T. Sheares, Ph.D.	83,860,615	47,014,998	125,058	7,678,233

2.	The 2018 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
122,191,363	7,524,026	1,285,282	7,678,233

3.	The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019 was ratified based upon the following votes:

For	Against	Abstain
133,644,425	4,226,351	808,128

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.
(Registrant)

Date: May 23, 2019	By:	/s/ Walter Siegel
Name: Walter Siegel
Title: Senior Vice President and General Counsel

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